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                                   October 15, 1996

HealthPartners Funding, L.P.
c/o HealthCare Financial Partners, Inc.
2 Wisconsin Circle, Suite 320
Chevy Chase, Maryland  20815
Attention: Michael Gardullo, Vice President

Dear Mr. Gardullo:

    Reference is made to that certain Loan and Security Agreement dated as of August 15, 1996 (the "Loan Agreement") by and among UNIVERSAL SELF CARE, INC., a Delaware corporation, DIABETES SELF CARE, INC., a Virginia corporation, PCS, INC
- WEST, a Michigan corporation, and PHYSICIANS SUPPORT SERVICES, INC., a California corporation (collectively, the "Borrower"), and HEALTHPARTNERS FUNDING, L.P., (the "Lender"). All capitalized terms used but not defined in this letter shall have the respective meanings given them in the Loan Agreement.

    Lender hereby waives the Event of Default by Borrower arising from Borrower having exceeded the net loss amount for fiscal year ended June 30, 1996 referenced in Section 8.1(r) of the Loan Agreement. The foregoing waiver shall in no way constitute a waiver of any breach by Borrower of any other provision contained in the Loan Documents, or a limitation of any of the other rights and remedies of Lender under the Loan Documents.

    Lender and Borrower hereby acknowledge and agree, as evidenced by their respective signatures below, that the Loan Agreement is hereby amended to add the following Section 8.1 (s):

    "(s) Borrower's net loss (in accordance with GAAP) reflected on the unaudited consolidated financial statements for the fiscal quarter ended September 30, 1996, as reflected on Form 10-Q submitted by Borrower to the U.S. Securities and Exchange Commission, shall be in excess of $50,000.00., or Borrower's net income (in accordance with GAAP) reflected on the audited consolidated financial statements for the fiscal year ended June 30, 1997, as reflected on Form 10-K submitted by Borrower to the U.S. Securities and Exchange Commission, shall be lower than $500,000.00."

    Except as expressly modified hereby, the Loan Agreement the terms, conditions, and provisions of the Loan Agreement shall

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remain in full force and effect and shall not be modified or otherwise effected by the execution of this letter.


                                       Very truly yours,

ATTEST:                                UNIVERSAL SELF CARE, INC.,
(Seal)                                      a Delaware corporation


By: /s/ E.T. Buchholz                  By: /s/ Brian Bookmeier
   --------------------------------       ------------------------------------
Name:  E.T. Buchholz                      Name:  Brian Bookmeier
Title: Vice President                     Title: President CEO Director

ATTEST:                                DIABETES SELF CARE, INC.
(Seal)                                      a Virginia corporation


By: /s/ Matthew B. Gietzen             By:/s/ E.T. Buchholz
   --------------------------------       ------------------------------------
Name:  Matthew B. Gietzen                 Name: E.T. Buchholz
Title: Vice President                     Title: President

ATTEST:                                PCS, INC. - WEST
(Seal)                                 a Michigan corporation


By: /s/ Matthew B. Gietzen             By:/s/ Brian Bookmeier
   --------------------------------       ------------------------------------
Name:  Matthew B. Gietzen                 Name:  Brian Bookmeier
Title: Vice President                     Title: Vice President

ATTEST:                                PHYSICIANS SUPPORT SERVICES, INC.
(Seal)                                 a California corporation


By: /s/ Matthew B. Gietzen             By:/s/ E.T. Buchholz
   --------------------------------       ------------------------------------
Name:  Matthew B. Gietzen                 Name:  E.T. Buchholz
Title: Vice President                     Title: President


     THE FOREGOING IS ACKNOWLEDGED AND AGREED AS OF THIS 15TH DAY OF OCTOBER, 1996:

                                        HEALTHPARTNERS FUNDING, L.P.

                                        By:   HEALTHCARE FINANCIAL PARTNERS,
                                        INC. (f/k/a/ HealthPartners
                                        Financial Corporation), General
                                        Partner


                                        By: /s/ illegible              SEAL)
                                           ----------------------------
                                        Name:
                                        Title:


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